Exhibit 10.3

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SUBSCRIPTION AGREEMENT

NeoVolta, Inc.

12195 Dearborn Place

Poway, CA 92064

Ladies and Gentlemen:

I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase the Securities (as defined below) set forth on the signature page hereto of NeoVolta, Inc., a Nevada corporation (the “Company”), on the terms and conditions described herein and in Exhibit A hereto (collectively, the “Offering Documents”).  Terms not defined herein are as defined in the Offering Documents. There is no minimum offering and the maximum offering is $12.0 million

1. Description of Securities; Description of Company and Risk Factors.

a. Description of Securities. The Company is offering (the “Offering”) to the Investor shares of Company common stock (the “Common Stock”) at a purchase price of $2.50 (the purchased Common Stock, the “Securities”).

b. Risks Related to the Investment in the Securities. Investing in the Securities involves a high degree of risk. Before investing, Investor should carefully consider the description of the Company’s business and a description of the risk factors facing the Company set forth in the Company’s most recently filed Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 27, 2024 and its Form 10-Q filed with the SEC on May 9, 2025, as updated from time to time in the Company’s Form 10-Q filings and in the Company’s other filings with the SEC (the “SEC Filings”).

2. Purchase.

a.	On the Closing, I agree to tender to the Company a check or wire transfer (information to be provided to me on my request) made payable to “NeoVolta, Inc.” for the Securities indicated on the signature page hereto, an executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire attached as Exhibit A hereto.

3. Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing (defined below) of my subscription.

b.	In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. In the event my subscription is accepted, and the offering is completed, the subscription funds shall be released to the Company.

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4. Closing.  The closing (“Closing”) of this offering may occur on or before October 30, 2025.  There is no minimum offering.  The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred.

5. Disclosure.  Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including its exhibits. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Securities are speculative investments, which involve a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Offering Documents and SEC Filings. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

6. Investor Representations and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents, and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a legend denoting the restrictions on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

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g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

h.	I have relied solely upon my own investigation in making a decision to invest in the Company.

i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents and in the SEC Filings. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

l.	I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” category. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of early stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

n.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

o.	I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

p.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

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q.	The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

7. Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

8. Severability.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9. Choice of Law and Jurisdiction.  This Subscription Agreement shall be governed by the laws of the State of California as applied to contracts entered into and to be performed entirely within the State of California.  Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in San Diego County, California, and the parties hereby irrevocably waive any objections they may have to venue in San Diego County, California.

10. Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

11. Benefit.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

12. Notices and Addresses.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, as follows:

Investor:

At the address designated on the signature

page of this Subscription Agreement.

The Company:

NeoVolta, Inc.

12195 Dearborn Place

Poway, CA 92064

or to such other address as any of them, by notice to the others may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

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13. Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

14. Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

15. Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

16. Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO REGISTRATIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS (EXCLUDING ACCREDITED INVESTORS) IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

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THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

___________ Shares of Common Stock for an aggregate purchase price of $_______ (or $2.50 per share)

Manner in Which Title is to be Held.  (check one)

—	Individual Ownership	—	Community Property
—	Joint Tenant with Right of Survivorship (both parties must sign)
—	Partnership	—	Tenants in common
—	Corporation Trust	—	IRA or Keogh
—	Other (please indicate)

INDIVIDUAL INVESTORS	ENTITY INVESTORS
Name of entity, if any

Signature (Individual)	By: _____________________________
*Signature
Its: _____________________________
Signature (Joint) (all record holders must sign)	Title:____________________________

Name(s) Typed or Printed	Name Typed or Printed
Address to Which Correspondence Should be Directed	Address to Which Correspondence Should be Directed

City, State and Zip Code	City, State and Zip Code

Tax Identification or Social Security Number	Tax Identification or Social Security Number

*

If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on the ___ day of October, 2025.

NeoVolta, Inc.

By:_______________________________
Name:
Its:

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CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I, ____________________________, the __________________________________

(name of signatory) (title)

of ________________________________________ (“Entity”), a ________________________

(name of entity)(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ____________, 2025.

(Signature)

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Exhibit A

ACCREDITED INVESTOR QUESTIONNAIRE

Purpose of this Questionnaire

The Securities of NeoVolta, Inc., a Nevada corporation (the “Company”) are being offered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state, in reliance on the exemptions contained in Sections 4(2) and 4(6) and/or Regulation D Rule 506 of the 1933 Act and on similar exemptions under applicable state laws. Under Sections 4(a)(2) and Regulation D Rule 506 and/or certain state laws, the Company may be required to determine that an individual or each individual equity owner of an investing entity meets certain suitability requirements before selling the Securities to such individual or entity.  THE COMPANY MAY, AT ITS ELECTION, NOT SELL SECURITIES TO A SUBSCRIBER WHO HAS NOT COMPLETELY FILLED OUT THIS QUESTIONNAIRE.  This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security.

Instructions

One (1) copy of this Questionnaire should be completed, signed, dated, and delivered to the Company.

Please Answer All Questions

If the appropriate answer is “None” or “Not Applicable,” so state.  Please print or type your answers to all questions.  Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate, including its counsel, in order to assure itself that the offer and sale of the Securities will not result in a violation of the registration provisions of the 1933 Act or a violation of the securities laws of any state.

(1)Please provide the following personal information:

Name: __________________________________

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(2)I am an accredited investor (as defined in Rule 501 (a) of Reg. D) because (check each appropriate description):

______	I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000 (excluding the value of my residence).

_____	I am a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with my spouse exceeding $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in the current year.

______	I am a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000.

______	I am a trust, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000 and whose purchase is directed by a “sophisticated person,” as defined in Rule 506(b)(2)(ii) of Reg. D.

(For the purposes of this questionnaire, a “sophisticated person” means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

______	I am an entity in which all of the equity owners are accredited investors.

(3)Check, if appropriate:

_____	I hereby represent and warrant that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of any prospective investment in the Company.

(5)By signing this Questionnaire, I hereby confirm the following statements:

I am aware that the offering of the Securities will involve securities for which no market currently exists, thereby requiring any investment to be maintained for an indefinite period of time, and I have no need to liquidate the investment.

I acknowledge that any delivery to me of any documentation relating to the Securities prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Securities until such determination of suitability shall be made, and I agree that I shall promptly return all such documentation to the Company upon request.

My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

I also understand and agree that, although the Company will use its best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company may present this Questionnaire and the information provided in answers to it to such parties as it may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it or they are or may be bound.

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I realize that this Questionnaire does not constitute an offer by the Company to sell the Securities but is merely a request for information.

Printed Name

Signature

Date and Place Executed:

Date:_________________________________	Place (Country):________________________

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